SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

Date of Report: October 16, 1998
(Date of earliest event reported)

               CAPCO America Securitization Corporation
              Commercial Mortgage Pass-Through Certificates
                           Series 1998-D7
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          (Exact Name of registrant as specified in its charter)

Delaware                         333-22133      33-3672336

(State or Other Juris-          (Commission     (I.R.S. Employer
diction of Incorporation)        File Number)   Identification Number)


Two World Financial Center, Building B, New York, New York          10281
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(Address of Principal Executive Office)                      (Zip Code)


Registrant's telephone number, including area code:       212-667-9300
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               This Document contains exactly  Pages.
                    The Exhibit Index is on Page 5.

ITEM 5. OTHER EVENTS

                This Current Report on Form 8-K relates to the Trust Fund formed, and the Commercial Mortgage Pass-Through Certificates Series 1998-D7 issued pursuant to a Pooling and Servicing Agreement, dated as of September 11, 1998 (the "Pooling and Servicing Agreement"), by and among CAPCO America Securitization Corporation (the "Company"), as depositor, The Capital Company of America Client Services LLC, as servicer, AMRESCO Management, Inc. as initial special servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank, N.V., as fiscal agent. The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No.333-22133) (the "Registration Statement").
                Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

                Pursuant to Section 3.22 of the Pooling and Servicing Agreement, Servicer is filing this Current Report containing the October 19, 1998 monthly distribution report prepared by the Trustee pursuant to Section 4.02(a)(i) thereof.
                This Current Report is being filed by the Servicer, in its capacity as such under the Pooling and Servicing Agreement, on behalf of the Registrant. The information reported and contained herein has been supplied to the Servicer by one or more of the Borrowers or other third parties without independent review or investigation by the Servicer. Pursuant to the Pooling and Servicing Agreement, the Servicer is not responsible for the accuracy or completeness of such information.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
        AND EXHIBITS

        (c)     Exhibits


                Item 601(a) of Regulation S-K
Exhibit No.     Exhibit No.         Description



5.1                 99        Monthly distribution report
                              pursuant to Section 4.02 of
                              the Pooling and Servicing
                              Agreement for the
                              distribution on October 16, 1998

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                               AMRESCO SERVICES, L.P., IN
                                               ITS CAPACITY AS SERVICER
                                               UNDER THE POOLING AND
                                               SERVICING AGREEMENT ON
                                               BEHALF OF CAPCO AMERICA
                                               SECURITIZATION
                                               CORPORATION, REGISTRANT





                                               By:  ______________________
                                                    Daniel B. Kirby,
                                                    Senior Vice President


                                               By:  ______________________
                                                    Sean D. Reilly
                                                    Vice President


Date: October 22, 1998